Exhibit 10.36

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. REDACTED INFORMATION IS INDICATED BY [***].

AMENDMENT TO AMENDED AND RESTATED
CAPROLACTAM AND POLYMER SUPPLY AGREEMENT

THIS AMENDMENT TO AMENDED AND RESTATED CAPROLACTAM AND POLYMER SUPPLY AGREEMENT (this “Amendment”) is entered into as of October 1, 2021 (the “Effective Date”), by and between AdvanSix Resins & Chemicals LLC, a Delaware limited liability company (“Seller”), and Shaw Industries Group, Inc., a Georgia corporation (“Buyer”).
Recitals
WHEREAS, on January 1, 2019, Seller and Buyer entered into that certain Amended and Restated Caprolactam and Polymer Supply Agreement (the “Agreement”);

WHEREAS, the parties desire to amend certain provisions of the Agreement; and

WHEREAS, capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
Agreement
NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the parties, intending to be legally bound hereby, agree as follows:
1.Effective as of the Effective Date, the definition of “[***]” set forth in Schedule 2.1(I) shall be deleted in its entirety, and inserted in lieu thereof is a new definition, as follows:
[***]

2.All capitalized terms used, but not defined, herein shall have the meaning set forth in the Agreement.

3.This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.

4.Except as expressly modified in this Amendment, the Agreement remains in full force and effect. The Agreement and this Amendment together constitute the entire agreement between the Parties with respect to the subject matter hereof, and supersede all prior agreements or understandings between the Parties as to the subject matter hereof.

[The Remainder of this Page has been Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Amendment to Caprolactam and Polymer Supply Agreement as of the date first above written.

ADVANSIX RESINS & CHEMICALS LLC	SHAW INDUSTRIES GROUP, INC.

By: /s/ Erin N. Kane	By: /s/ David Morgan
Name: Erin N. Kane Title: President and CEO	Name: David Morgan Title: Executive Vice President, Operations

AMENDMENT NO. 2 TO AMENDED & RESTATED
CAPROLACTAM & POLYMER SUPPLY AGREEMENT
This AMENDMENT NO. 2 TO AMENDED AND RESTATED CAPROLACTAM AND POLYMER SUPPLY AGREEMENT (“Am. No. 2”) is dated as of January 1, 2023 (“Am. No. 2 Effective Date”) and is made by and between AdvanSix Resins & Chemicals LLC (“Seller”) and Shaw Industries Group, Inc. (“Buyer”). Seller and Buyer are collectively referred to as the “Parties”.
    WHEREAS, the Parties entered into that certain Amended and Restated Caprolactam and Polymer Supply Agreement effective January 1, 2019 (the “Agreement”);
WHEREAS, the Parties amended the Agreement effective October 1, 2021 to revise the [***] definition in accordance with Section 9.4 therein (“Am. No. 1”);
WHEREAS, effective as of October 1, 2022, Seller consolidated several [***] products with similar, overlapping specifications [***] into a single product family, referred to as [***]; and
    WHEREAS, Buyer and Seller wish to amend the Agreement in accordance with Section 9.4 therein and agree upon certain additional terms with respect to the foregoing product simplification and [***] as detailed below, as set forth in this Am. No. 1.
    NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:
1.Product Definition.
a.The defined terms for “[***] Polymer” and “[***] Polymer” shall be deleted in their entirety. The following new definitions shall be inserted:
“‘[***]’ means [***].”
“‘[***]’ means polymer meeting the specifications set forth in Exhibit D.”
b.Section 1.6 [Product Definition] of the Agreement shall be deleted in its entirety and replaced with the following:
“1.6. Product Definition. [***] Caprolactam, [***] Caprolactam, [***], [***] Polymer, and [***] Polymer shall be referred to herein collectively as “Product”. The parties agree that, at Seller’s sole discretion, Seller may [***] Caprolactam to [***] Caprolactam hereunder.”
c.Throughout the Agreement, all references to [***] Polymer and [***] Polymer, individually or collectively, shall thereafter be deleted and replaced with [***] Polymer. The Parties agree and acknowledge that reasonable and necessary but minor, grammatical edits shall likewise be implemented mutatis mutandis to facilitate the replacement of two product references ([***] Polymer and [***] Polymer) with the single product reference ([***] Polymer).
2.Product Specifications. The product specification exhibits for [***] Polymer and [***] Polymer attached respectively as Exhibits D and E to the Agreement shall be deleted and replaced respectively with the product specification for [***] Polymer as a revised Exhibit D, in the form appended hereto as Schedule 1. Exhibit E shall be reserved.
3.Caprolactam Pricing. At the end of Section 2.1 [Caprolactam Pricing] of the Agreement, the following text shall be inserted as a new subsection 2.1(a):
“(a) [***]Pricing. From [***] through [***], the price for each pound of [***] shall be calculated as follows:

Volume	[***] Pricing ($/lb.)
[***] up to [***] lbs. (“[***]”)	Price = $[***] – $[***] + Caprolactam Index Amount (as defined in Schedule 2.1(1))
[***] to < [***] lbs. (“[***]”)	Price = $[***] – $[***] + Caprolactam Index Amount (as defined in Schedule 2.1(1)) + [***]
For purposes of clarification, the above $[***] represents the [***].
For purposes of this Agreement, “[***]” shall mean the following:

Fiscal Year	[***]	[***]	[***]	[***]	[***]	[***]
[***] (per lb.)	[***]	[***]	[***]	[***]	[***]	[***]
Seller may [***] the [***] for Fiscal Year [***] up to [***]% of the [***] for Fiscal Year [***].
The distribution of [***] shall be initially taken by Buyer and supplied by Seller in the first calendar month of each Fiscal Year. For example, for Fiscal Year [***], the supply of [***] shall commence in [***], thus the distribution of the maximum volume obligation per Section 1.2(f) shall be allocated as set forth in the table below for Fiscal Year [***] and for the balance of the Term.
[***]
4.Purchase and Sale of [***]. Section 1.2 [Purchase and Sale of Product] of the Agreement shall be revised with deletion and replacement of the text at subsection (d) in its entirety and insertion of a new subsection (f) as follows:
“(d)    The maximum total volume of [***] Caprolactam, [***] Caprolactam, [***] is [***] pounds”
“(f)    a minimum of [***] ([***]) pounds and a maximum of [***] ([***]) pounds of [***] per Fiscal Year”
5.[***]. At the end of Section 2.7 [Taxes, Duties, Etc.], the following text shall be inserted in its entirety: “Notwithstanding the foregoing, [***].”

6.Deliveries. The first sentence of Section 4.1 [Deliveries] shall be deleted and replaced with the following: “All deliveries of [***] Caprolactam, [***] Caprolactam, [***] shall be [***] Incoterms® 2020 (as modified by Article 4.2 below).”

7.[***]. Section 5.3 [Covenants and Agreements] of the Agreement shall be revised with the insertion of the following new subsection (g) in its entirety:
“(g) [***]
[***]”
8.Miscellaneous.
a.Defined Terms. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Agreement.
b.Effect on the Agreement. The Agreement shall continue in full force and effect as amended by this Am. No. 2 and this Am. No. 2, together with the Agreement and Am. No. 1, constitutes the entire agreement of the Parties with respect to the matters set forth herein and there are no other agreements, commitments or understandings among the Parties with respect to the matters set forth herein. In the event of any conflict or inconsistency between the provisions of this Am. No. 2 and the provisions of the Agreement and Am. No. 1, the provisions of this Am. No. 2 shall govern and control. Each and every other term, condition, covenant, representation, warranty and provision set forth in the Agreement shall remain in full force and effect in accordance with the terms of the Agreement. From and after the date hereof, all references in the Agreement to the “Agreement” shall be deemed to mean the Agreement as amended by Am. Nos. 1 and 2.
c.Counterparts. This Am. No. 2 may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. A signed copy of this Am. No. 2 delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Am. No. 2.
[Signatures appear on following page.]

NOW THEREFORE, Buyer and Seller have signed this Am. No. 2 as of the Am. No. 2 Effective Date.

Seller:	AdvanSix Resins & Chemicals LLC	Buyer:	Shaw Industries Group, Inc.
By:	/s/ Erin Kane	By:	/s/ David Morgan
Name:	Erin Kane	Name:	David Morgan
Title:	President & CEO	Title:	Executive Vice President, Operations

[Signature page of Amendment No. 2 to Amended & Restated
Caprolactam & Polymer Supply Agreement, effective January 1, 2023]

Schedule 1

Exhibit D

[***] Product Specification

[***]